UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 21, 2006 (Date of earliest event reported)
Northern Empire Bancshares (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	2-91196 (Commission File Number)	94-2830529 (IRS Employer Identification Number)

801 Fourth Street (Address of principal executive offices)		95404 (Zip Code)
707 579 2265 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 21, 2006 Northern Empire Bancshares issued a press release announcing its financial results for the first quarter of 2006.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

Financial exhibits for press release.

            99.1       Press Release of Northern Empire Bancshares dated April 21, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2006	NORTHERN EMPIRE BANCSHARES By: /s/ Deborah A. Meekins Deborah A. Meekins President and CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Northern Empire Bancshares dated April 21, 2006